                                               COMMUNITY BANKS, INC. & SUBSIDIARIES
                                                Fiscal Insight - September 30, 2002


                                                            KEY RATIOS

                                                                             2002                            2001
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Third       Second        First       Fourth     Third
                                                              Quarter      Quarter      Quarter      Quarter   Quarter     Annual
-----------------------------------------------------------------------------------------------------------------------------------
Earnings per share - basic (1)                               $  0.51       $  0.50      $  0.48     $   0.48   $   0.47    $  1.48
Earnings per share - diluted (1)                             $  0.50       $  0.49      $  0.47     $   0.47   $   0.46    $  1.45
Return on average assets                                        1.17%         1.19%        1.19%       1.18%       1.21%      0.97%
Return on average equity                                       15.09%        16.25%       15.30%      15.11%      15.18%     12.21%

Net interest margin                                             3.78%         3.76%        3.96%       3.87%       3.75%      3.83%
Other income/revenues (FTE excluding security gains)           16.83%        20.95%       18.49%      18.76%      17.47%     17.21%
Provision for loan losses/average loans (annualized)            0.22%         0.29%        0.76%       0.62%       0.62%
Efficiency ratio (2)                                           55.04%        58.11%       54.96%      56.42%      53.82%     59.80%

Nonperforming assets to period-end loans                        1.03%         1.08%        1.28%       1.37%       1.31%
90 day past due loans to period-end loans                       0.08%         0.11%        0.13%       0.19%       0.09%
                                                            -----------------------------------------------------------
Total risk elements to period-end loans                         1.11%         1.19%        1.41%       1.56%       1.40%
                                                            ===========================================================

Allowance for loan losses to loans                              1.41%         1.43%        1.42%       1.42%       1.38%
Allowance for loan losses to
        nonperforming loans                                      148%          139%         136%        109%        110%
Net charge-offs/average loans (annualized)                      0.16%         0.22%        0.60%       0.46%       0.84%

Equity to assets                                                7.87%         7.66%        7.10%       7.37%       7.95%


 (1) Per share data has been restated to reflect stock dividends.
 (2) 2001 includes merger costs


                                                       PER SHARE STATISTICS *

 Diluted Earnings per Share
 ---------------------------------------------------------------------------------------------------------------------------
                                                      Fourth        Third       Second        First
                                                      Quarter      Quarter      Quarter      Quarter       Total
 ---------------------------------------------------------------------------------------------------------------------------
 2002                                                              $ 0.50       $ 0.49       $  0.47       $ 1.46
 2001                                                 $ 0.47       $ 0.46       $ 0.43       $  0.09       $ 1.45
 2000                                                 $ 0.36       $ 0.39       $ 0.38       $  0.37       $ 1.50
 ---------------------------------------------------------------------------------------------------------------------------

 Average Diluted Shares Outstanding
 ---------------------------------------------------------------------------------------------------------------------------
                                                      Fourth        Third       Second        First       Average for
                                                      Quarter      Quarter      Quarter      Quarter         Year
 ---------------------------------------------------------------------------------------------------------------------------
2002                                                               9,441        9,478        9,470          9,460
2001                                                  9,503        9,456        9,437        9,236          9,419
2000                                                  9,209        9,237        9,251        9,305          9,246
---------------------------------------------------------------------------------------------------------------------------


 Book Value per Share (excluding accumulated other comprehensive income)
 ---------------------------------------------------------------------------------------------------------------------------
                                                      Fourth        Third       Second        First
                                                      Quarter      Quarter      Quarter      Quarter
 ---------------------------------------------------------------------------------------------------------------------------
 2002                                                              $13.13       $12.92       $12.63
 2001                                                 $12.41       $12.11       $11.81       $11.53
 2000                                                 $11.51       $11.29       $11.10       $10.87
 ---------------------------------------------------------------------------------------------------------------------------

*Per share data has been restated to reflect stock dividends.



                                                         QUARTER END INFORMATION

 (dollars in thousands)                                                  2002                                 2001
 ----------------------------------------------------------------------------------------------------------------------------------
                                                          Third         Second          First         Fourth          Third
                                                         Quarter        Quarter        Quarter        Quarter        Quarter
 ----------------------------------------------------------------------------------------------------------------------------------
 Loans, net                                            $  891,845     $  870,400     $  866,236     $  845,146     $  841,260
 Earning assets                                         1,529,569      1,492,394      1,463,995      1,404,875      1,360,106
 Intangible assets                                          1,778          1,060            950            968            991
 Total assets                                           1,626,828      1,591,409      1,563,266      1,509,734      1,446,194
 Deposits                                               1,115,395      1,113,676      1,096,007      1,003,225      1,013,031
 Long-term debt                                           295,771        300,778        300,782        322,155        296,750
 Total shareholder's equity                               128,050        121,862        110,951        111,249        115,018
 Accumulated other comprehensive income (net of tax)        7,680          2,502         (5,947)        (4,024)         2,236
 ----------------------------------------------------------------------------------------------------------------------------------


                                      CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION

 (dollars in thousands)                                          2002                                    2001
 ----------------------------------------------------------------------------------------------------------------------
                                                 Third         Second          First             Fourth          Third
                                                Quarter        Quarter        Quarter            Quarter        Quarter
 ----------------------------------------------------------------------------------------------------------------------
 Assets
 Earning Assets:
 Loans                                       $  903,594     $  886,266     $  862,532         $  856,526     $  844,898
 Federal funds sold and other                    10,460         35,550          8,138              2,078         30,643
 Taxable investment securities                  397,015        347,436        357,584            339,589        303,443
 Tax-exempt investment securities               198,165        196,831        200,210            194,356        147,390
 ----------------------------------------------------------------------------------------------------------------------
 Total Earning Assets                         1,509,234      1,466,033      1,428,464          1,392,549      1,326,374


 Cash and due from banks                         41,520         39,166         34,470             38,974         40,113
 Allowance for loan losses                      (12,900)       (12,820)       (12,399)           (12,261)       (12,108)
 Goodwill and other identifiable intangibles      1,279          1,026            956                681          1,088
 Premises, equipment and other assets            64,841         69,059         68,269             67,015         64,695
 ----------------------------------------------------------------------------------------------------------------------
 Total assets                                $1,603,974     $1,562,464     $1,519,760         $1,486,958     $1,420,162
 ----------------------------------------------------------------------------------------------------------------------

 Liabilities and equity
 Interest-bearing liabilities:
 Deposits
      Savings                                $  328,699     $  319,783     $  308,006         $  308,301     $  308,318
      Time                                      511,917        501,934        474,328            456,489        466,621
      Time deposits greater than $100,000       101,360        110,153         98,582             76,726         80,087
 Short-term borrowings                           56,955         40,010         56,594             56,103          5,620
 Long-term debt                                 295,827        301,025        297,500            302,590        282,172
 ----------------------------------------------------------------------------------------------------------------------
 Total interest-bearing liabilities           1,294,758      1,272,905      1,235,010          1,200,209      1,142,818


 Noninterest-bearing deposits                   172,523        162,962        157,220            156,689        152,331
 Other liabilities                               12,098         12,604          9,571             13,510         12,166
 ----------------------------------------------------------------------------------------------------------------------
 Total liabilities                            1,479,379      1,448,471      1,401,801          1,370,408      1,307,315
 ----------------------------------------------------------------------------------------------------------------------
 Shareholders' equity                           124,595        113,993        117,959            116,550        112,847
 ----------------------------------------------------------------------------------------------------------------------
 Total liabilities and
      shareholders' equity                   $1,603,974     $1,562,464     $1,519,760         $1,486,958     $1,420,162
 ----------------------------------------------------------------------------------------------------------------------


                                                    Change in Average Balances *
 -----------------------------------------------------------------------------------------------------------------------

                                                                 2002                                    2001
 -----------------------------------------------------------------------------------------------------------------------
                                                 Third          Second         First             Fourth          Third
                                                Quarter        Quarter        Quarter           Quarter         Quarter
 -----------------------------------------------------------------------------------------------------------------------
 Loans                                            6.9%           6.0%           6.1%               5.6%           7.9%
 Total assets                                    12.9%          14.1%          15.4%              15.2%          11.9%
 Deposits                                        10.2%          13.3%          11.6%               9.0%          10.3%
 Shareholders' equity                            10.4%           5.0%          10.4%              17.6%          22.0%
 -----------------------------------------------------------------------------------------------------------------------

  * Compares the current quarter to the comparable quarter of the prior year.




                                               CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands)                                    2002                                           2001
---------------------------------------------------------------------------------------------------------------------------------
                                          Third         Second          First           Fourth          Third
                                         Quarter        Quarter        Quarter          Quarter        Quarter        Annual
---------------------------------------------------------------------------------------------------------------------------------
Interest income                         $ 24,413       $ 24,215       $ 24,107         $ 24,609       $ 24,567      $ 98,075
Tax equivalent adjustment                  1,446          1,418          1,477            1,271          1,103         4,276
---------------------------------------------------------------------------------------------------------------------------------

                                          25,859         25,633         25,584           25,880         25,670       102,351
Interest expense                          11,465         11,876         11,638           12,311         13,148        52,140
---------------------------------------------------------------------------------------------------------------------------------

Net interest income                       14,394         13,757         13,946           13,569         12,522        50,211
Provision for loan losses                    500            650          1,600            1,330          1,306         5,080
---------------------------------------------------------------------------------------------------------------------------------

Net interest income after provision       13,894         13,107         12,346           12,239         11,216        45,131
Other income                               2,602          3,544          2,779            2,633          2,325         9,070
Security transactions                         64             18            518              448          1,018         1,704
Gains on mortgage sales                      310            101            385              500            326         1,367
Other expenses                             9,563         10,027          9,423            9,450          8,287        36,521
---------------------------------------------------------------------------------------------------------------------------------

Income before income taxes                 7,307          6,743          6,605            6,370          6,598        20,751
Income taxes                               1,121            706            677              661          1,176         2,879
Tax equivalent adjustment                  1,446          1,418          1,477            1,271          1,103         4,276
---------------------------------------------------------------------------------------------------------------------------------

NET INCOME                              $  4,740       $  4,619       $  4,451         $  4,438       $  4,319      $ 13,596
---------------------------------------------------------------------------------------------------------------------------------

Tax effect of security transactions     $     22       $      6       $    181         $    157       $    356      $    596
---------------------------------------------------------------------------------------------------------------------------------

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


                                                       ANALYSIS OF OTHER INCOME

(dollars in thousands)                                              2002                                      2001
----------------------------------------------------------------------------------------------------------------------------------
                                                     Third         Second        First        Fourth         Third
                                                    Quarter       Quarter       Quarter       Quarter       Quarter       Annual
----------------------------------------------------------------------------------------------------------------------------------

Investment management and trust services            $   260       $   304       $   201       $   260       $   180      $   740
Service charges on deposit accounts                     932           816           760           858           763        3,023
Other service charges, commissions and fees             568           636           651           438           450        1,783
Insurance premium income and commissions                331           652           530           432           349        1,483
Other income                                            511         1,136           637           645           583        2,041
----------------------------------------------------------------------------------------------------------------------------------

Total other income                                  $ 2,602       $ 3,544       $ 2,779       $ 2,633       $ 2,325      $ 9,070
----------------------------------------------------------------------------------------------------------------------------------



                                                     ANALYSIS OF OTHER EXPENSES

(dollars in thousands)                                              2002                                      2001
----------------------------------------------------------------------------------------------------------------------------------
                                                     Third        Second         First         Fourth        Third
                                                    Quarter       Quarter       Quarter       Quarter       Quarter       Annual
----------------------------------------------------------------------------------------------------------------------------------

Salaries and employee benefits                      $ 5,638       $ 5,178       $ 5,152       $ 4,799       $ 4,497      $18,528
Net occupancy expense                                 1,528         1,609         1,196         1,273         1,259        5,267
Operating expense of insurance subsidiary               222           194           158           225           178          740
Merger and restructuring related expenses                 -             -             -           285          (115)       1,968
Other operating expenses                              2,175         3,046         2,917         2,868         2,468       10,018
----------------------------------------------------------------------------------------------------------------------------------

Total other expenses                                $ 9,563       $10,027       $ 9,423       $ 9,450       $ 8,287      $36,521
----------------------------------------------------------------------------------------------------------------------------------

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



                                                         RISK ELEMENTS ANALYSIS

(dollars in thousands)                                              2002                               2001
------------------------------------------------------------------------------------------------------------------------------
                                                     Third        Second         First         Fourth        Third
                                                    Quarter       Quarter       Quarter       Quarter       Quarter
------------------------------------------------------------------------------------------------------------------------------

Nonperforming assets:
     Nonaccrual loans                               $ 8,640       $ 9,094       $ 9,139       $11,090       $10,670
     Troubled debt restructurings                         -             -             -             -             -
     Other real estate                                  684           411         2,085           631           534
------------------------------------------------------------------------------------------------------------------------------

Total nonperforming assets                            9,324         9,505        11,224        11,721        11,204
Accruing loans 90 days or more past due                 691           981         1,167         1,659           708
------------------------------------------------------------------------------------------------------------------------------

Total risk elements                                 $10,015       $10,486       $12,391       $13,380       $11,912
------------------------------------------------------------------------------------------------------------------------------


Nonperforming assets to period-end loans              1.03%         1.08%         1.28%         1.37%         1.31%
------------------------------------------------------------------------------------------------------------------------------

90 day past due loans to period-end loans             0.08%         0.11%         0.13%         0.19%         0.09%
------------------------------------------------------------------------------------------------------------------------------

Total risk elements to period-end loans               1.11%         1.19%         1.41%         1.56%         1.40%
------------------------------------------------------------------------------------------------------------------------------

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


                                                        ALLOWANCE FOR LOAN LOSSES


(dollars in thousands)                                             2002                             2001
-----------------------------------------------------------------------------------------------------------------------
                                                     Third        Second         First        Fourth         Third
                                                    Quarter       Quarter       Quarter       Quarter       Quarter
-----------------------------------------------------------------------------------------------------------------------

Balance at beginning of period                     $ 12,626      $ 12,462      $ 12,132      $ 11,789      $ 12,258

Loans charged off                                      (577)         (584)       (1,462)       (1,112)       (1,931)
Recoveries                                              220            98           192           125           156
------------------------------------------------------------------------------------------------------------------------

Net loans charged off                                  (357)         (486)       (1,270)         (987)       (1,775)
------------------------------------------------------------------------------------------------------------------------
Provision for loan losses                               500           650         1,600         1,330         1,306
------------------------------------------------------------------------------------------------------------------------

Balance at end of period                           $ 12,769      $ 12,626      $ 12,462      $ 12,132      $ 11,789
------------------------------------------------------------------------------------------------------------------------


Net loans charged-off to average loans*               0.16%         0.22%         0.60%         0.46%         0.84%
 -----------------------------------------------------------------------------------------------------------------------

Provision for loan losses to average loans*           0.22%         0.29%         0.76%         0.62%         0.62%
------------------------------------------------------------------------------------------------------------------------

Allowance for loan losses to loans                    1.41%         1.43%         1.42%         1.42%         1.38%
------------------------------------------------------------------------------------------------------------------------

*Annualized



                                                                OTHER RATIOS

                                                                                 2002                               2001
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Third        Second         First        Fourth         Third
                                                                  Quarter       Quarter       Quarter       Quarter       Quarter
-----------------------------------------------------------------------------------------------------------------------------------

Investment portfolio - market to amortized cost                    102.2%        101.0%         98.7%         99.1%        100.7%
Dividend payout ratio                                               35.1%         36.0%         33.7%         33.9%         34.9%
Net loans to deposits ratio, average                                79.9%         79.8%         81.6%         84.2%         82.3%
-----------------------------------------------------------------------------------------------------------------------------------


                                        MARKET PRICE AND DIVIDENDS DECLARED

--------------------------------------------------------------------------------------------------------------------
                                              Closing Bid Price Range
--------------------------------------------------------------------------------------------------------------------

                                                                                                     Dividends
                           Quarter                                  High              Low            Declared *
--------------------------------------------------------------------------------------------------------------------

2002
--------------------------------------------------------------------------------------------------------------------
                              I                               $         27.75   $         24.35   $           0.16
                             II                               $         29.70   $         25.55   $           0.18
                            III                               $         29.07   $         25.10   $           0.18
--------------------------------------------------------------------------------------------------------------------

                                                                                                  $           0.52
--------------------------------------------------------------------------------------------------------------------


2001
--------------------------------------------------------------------------------------------------------------------
                              I                               $         21.88   $         20.37   $           0.16
                             II                               $         29.85   $         21.10   $           0.16
                            III                               $         29.80   $         21.60   $           0.16
                            IV                                $         27.25   $         24.30   $           0.16
--------------------------------------------------------------------------------------------------------------------

                                                                                                  $           0.64
--------------------------------------------------------------------------------------------------------------------


2000
--------------------------------------------------------------------------------------------------------------------
                              I                               $         20.86   $         16.21   $           0.14
                             II                               $         20.71   $         15.06   $           0.14
                            III                               $         21.54   $         19.52   $           0.14
                            IV                                $         22.14   $         18.21   $           0.15
--------------------------------------------------------------------------------------------------------------------

                                                                                                  $           0.57
--------------------------------------------------------------------------------------------------------------------


 * Restated to reflect stock dividends.